                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                        ----------------------------


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): June 30, 1994



                      GREEN TREE FINANCIAL CORPORATION
                      --------------------------------
           (Exact name of registrant as specified in its charter)


         Minnesota                0-11652                  41-1263905
     --------------------------------------------------------------------
      (State or other          (Commission               (IRS employer
       jurisdiction of          file number)          identification No.)
       incorporation)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                    (Address of principal executive offices)


  Registrant's telephone number, including area code:     (612) 293-3400
                                                     -----------------------

                                   Not Applicable
     --------------------------------------------------------------------
        (Former name or former address, if changed since last report)


Item 1.      Changes in Control of Registrant.
             --------------------------------

             Not applicable.

Item 2.      Acquisition or Disposition of Assets.
             ------------------------------------

             Not applicable.

Item 3.      Bankruptcy or Receivership.
             --------------------------

             Not applicable.

Item 4.      Changes in Registrant's Certifying Accountant.
             ---------------------------------------------

             Not applicable.

Item 5.      Other Events.
             ------------

             Not applicable.

Item 6.      Resignations of Registrant's Directors.
             --------------------------------------

             Not applicable.

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

             (a) Financial statements of businesses acquired.

                 Not applicable.

             (b) Pro forma financial information.

                 Not applicable.


             (c) Exhibits.

                 The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



                 Exhibit No.   Description
                 ----------    -----------

                     4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of June 1, 1994 (without Exhibits L and M) creating a trust entitled Home Improvement Loan Trust 1994-BI

                     4.2 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of June 1, 1994 (without Exhibits K) creating a trust entitled Home Improvement Loan Trust 1994-BII

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GREEN TREE FINANCIAL CORPORATION



                               By:      /s/ John W. Brink
                                  ------------------------------------
                                  John W. Brink
                                  Executive Vice President, Treasurer
                                     and Chief Financial Officer

                              INDEX TO EXHIBITS


Exhibit Number                                                         Page
- - --------------                                                         ----
4.1         Pooling and Servicing Agreement between Green Tree           5
            Financial Corporation, as Seller and Servicer, and
            First Trust National Association, as Trustee, dated as
            of June 1, 1994 (without Exhibits L and M) creating a
            trust entitled Home Improvement Loan Trust 1994-BI

4.2         Pooling and Servicing Agreement between Green Tree         126
            Financial Corporation, as Seller and Servicer, and
            First Trust National Association, as Trustee, dated as
            of June 1, 1994 (without Exhibits K) creating a trust
            entitled Home Improvement Loan Trust 1994-BII
